SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 11, 2004

Winmark Corporation

(Exact Name of Registrant as Specified in Its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

000-22012	41-1622691
(Commission File Number)	(I.R.S. Employer Identification Number)

4200 Dahlberg Drive, Suite 100 Golden Valley, MN 55422-4837

(Address of Principal Executive Offices)  (Zip Code)

(612) 520-8500

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1.               Registrant’s Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.

On October 8, 2004 the Company agreed to make a $2.0 million equity investment in Commercial Credit Group, Inc., a newly formed equipment leasing company specializing in construction, transportation and waste management equipment.  At closing, the Company paid $1.5 million for approximately 26.5% of the outstanding equity of Commercial Credit Group.  The Company will make the remaining $500,000 of such investment within 24 months and, at such time, will own approximately 28% of the outstanding equity of Commercial Credit Group.  The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Report as if fully set forth herein

On October 13, 2004, Winmark Corporation made a commitment to lend $2.0 million to BridgeFunds Limited at an annual rate of 12% pursuant to several senior subordinated promissory notes.  BridgeFunds Limited advances funds to claimants involved in civil litigation to cover litigation expenses.  The proceeds of the loans will be used to fund these advances.  On October 13, 2004, Winmark Corporation funded $500,000 of such $2.0 million commitment; BridgeFunds can draw down the remaining $1.5 million when they meet specific business milestones.  In addition, Winmark Corporation has received a warrant to purchase 20% of the equity of BridgeFunds Limited on a fully diluted basis.

Section 2.               Financial Information

Item 2.02  Results of Operations and Financial Condition.

On October 12, 2004 the Company announced in a press release its results of operations and financial condition for the second quarter ended September 25, 2004.  The full text of the press release is set forth in Exhibit 99.2 attached hereto and is incorporated in this Report as if fully set forth herein.

The information contained in this Current Report on Form 8-K and the exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Section 7.               Regulation FD

                Item 7.01  Regulation FD Disclosure.

Item The information provided in Item 1.01 and 2.02 are incorporated herein by reference.

Section 9.               Financial Statements and Exhibits

                Item 9.01 Financial Statements and Exhibits.

                (a)           Financial statements of business acquired:  None

                (b)           Pro forma financial information:  None

                (c)           Exhibits:

99.1         Press Release dated October 11, 2004

99.2         Press Release dated October 12, 2004

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINMARK CORPORATION

Date: October 13, 2004	By	/s/ Mark T. Hooley
Mark T. Hooley
Vice President and General Counsel

EXHIBIT INDEX

to

Form 8-K

Winmark Corporation

Exhibit Number	Exhibit Description

99.1	Press Release dated October 11, 2004
99.2	Press Release dated October 12, 2004